                                                                                                             MERIT ADVISORS INVESTMENT TRUST

MERIT HIGH YIELD FUND

NO LOAD SHARES

SUPPLEMENT

Dated February 25, 2005

To the Prospectus Dated December 6, 2004

This Supplement to the Prospectus dated December 6, 2004 for the No Load Shares of the Merit High Yield Fund (“Fund”), a series of Merit Advisors Investment Trust, updates the Prospectus to revise the information as described below.  For further information, please contact the Fund toll-free at 1-877-556-3730.  You may also obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha Nebraska 68137, or by calling the Fund toll-free at the number above.

The section “Minimum Investment” is replaced in its entirety with:

The  Fund's  shares  are sold and  redeemed  at net asset  value.  Shares may be purchased  by any account  managed by the  Advisor  and any other  institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $100. The Fund may, at the Advisor's sole  discretion,  accept certain  accounts with less than the minimum investment.

The section entitled “Minimum Account Size” is replaced in its entirety with:

The Trustees reserve the right to redeem involuntarily any account  having a net asset  value of less  than  $2,500  (due to  redemptions, exchanges,  or  transfers,  and not due to market  action)  upon  prior  written notice.  If the  shareholder  brings his  account net asset value up to at least $2,500 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.

Investors Should Retain This Supplement for Future Reference